Exhibit 4.13

. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

COMMON STOCK

PAR VALUE $0.001

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND

COLLEGE STATION, TX

EQUINIX, INC. CUSIP 29444U 70 0

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

EQUINIX, INC., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4

CUSIP XXXXXX XX X Holder ID XXXXXXXXXX

Insurance Value 00.1,000,000 Number of Shares 123456

DTC 12345678901234512345678

Certificate Numbers Num/No Denom. . Total

1234567890/1234567890 11 1 1234567890/1234567890 22 2 1234567890/1234567890 33 3 1234567890/1234567890 44 4 1234567890/1234567890 55 5 1234567890/1234567890 66 6

Total Transaction 7 DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

AUTHORIZED SIGNATURE By Chief Legal Officer and Secretary

Shares * * 000000 ******************

* * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 **************

is the owner of

SEAL

Certificate Number

ZQ00000000

EQUINIX, INC.

A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AS ESTABLISHED, FROM TIME TO TIME, BY THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AND BY ANY CERTIFICATE OF DESIGNATION, AND THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE FROM THE CORPORATION AT ITS PRINCIPAL OFFICE.

PURSUANT TO ARTICLE XI OF THE CORPORATION’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OWNERSHIP, AND THE HOLDERS OF SUCH SHARES MAY BE REQUIRED TO PROVIDE CERTAIN INFORMATION TO THE CORPORATION. THE CORPORATION WILL FURNISH A STATEMENT ABOUT RESTRICTIONS ON TRANSFERABILITY AND OWNERSHIP AND THE REQUIREMENTS TO PROVIDE SUCH INFORMATION TO ANY STOCKHOLDER ON REQUEST TO THE CORPORATION OR THE TRANSFER AGENT AND WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT- Custodian

(Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act

(State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age. )

and not as tenants in common (Cust) (Minor)

under Uniform Transfers to Minors Act.

(State) Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: 20 Signature: Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis.

If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state.